August 2007
Investor Presentation
www.ctscorp.com

 This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
 forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
 These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements, including, without limitation, rapid technological change and general market conditions in the automotive, communications and computer industries;
 reliance on key customers; CTS’ ability to protect its intellectual property; pricing pressures and demand for CTS’ products; risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks; and the impact of the accounting misstatements at its Moorpark and Santa Clara, California locations, including the results or the impact of the SEC’s informal inquiry into these misstatements.
 For more detailed information on the risks and uncertainties associated with CTS’ business, see the reports CTS files with the SEC. CTS undertakes no obligation to publicly update its forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.
Safe Harbor Statement

Automotive
Electronic
Components
EMS Operations
Global Operations

Based on last four quarter sales through June 2007
Total CTS
EMS
60%
Components &
          Sensors
                  40%
Automotive
25%
Communications
6%
Other
7%
Computer/
Medical
2%
Communications
16%
Computer
22%
Industrial/
Medical
15%
Defense/
Aerospace
           7%
Segments
Sales By Market

Based on origin of sales
Regions
Customers
Top
2
Very Diversified Customer and Geographic Base
Low Cost
Manufacturing 44%
Sales Diversification

Overall Organic Growth Target:  6% - 9%
Growth Drivers 2007-2010
Components & Sensors Segment
– Automotive (Double-digit growth)
• Asian customers (Toyota, Honda, Chery)
• New products and product extensions (e.g. Smart Actuators and Turbochargers)
• Tighter emissions regulations (for light vehicles and adjacent/commercial markets)
– Electronic Components (Single-digit growth)
• Communications infrastructure:  New customers and products
• Military electronics:  Network-centric military communications
• Piezoceramics:  Extending range of capabilities
EMS Segment (Single-digit growth)
– Defense and Aerospace:  Increasing outsourcing; largest markets in USA/UK
– Medical:  Increasing medical equipment manufacturing in Asia; CTS fully certified
– Industrial:  Equipment manufacturers increasing outsourcing to lower cost regions.
Mergers and Acquisitions

Strategy
• Aggressively expand product base.
– Content growth > unit growth.
• Broaden customer base.
• Leverage product/market strength into Asian market.
• Penetrate adjacent / commercial markets.
Targeting Double-Digit Growth
Automotive Products

Awarded 55 Platforms
• CTS currently supplies 10 major
 customers in North America, Europe
 and Asia.
• New wins include seven recently
 announced awards from Chery.
Total
Available
Market
(Including Pedal Sensors)
$150
$223
$266
$361
$381
$330
CTS Accelerator Pedal Modules Offer
Performance, Quality and Cost Advantages
 CTS Sales $ in Millions
$400
$408
$414
Accelerator Pedal Module

CTS Sales $ in Millions
Asia Over 50% of
Growth
Actual
10 Year Projected Growth In Vehicle Sales
 (17M Units)
China regulations driving
 local content
CTS Operations in
Taiwan and China
New Zhongshan facility
fully operational
Asian Automotive Growth

Strategy
•  Focus on higher margin engineered
 components.
•  Launch innovative and differentiating new products.
•  Expand into new customers and applications.
•  Leverage our global footprint and Asian manufacturing.
Leveraging Growth Opportunities
Electronic Components

Ceramic Filters
Frequency
Components/Modules
Resistor
Diversified Product/Market Portfolio
PZT
Switches
PRODUCTS
Consumer
Industrial/Other
 (incl. Hydrophones/Printers)
Communications
(Primarily Infrastructure
Applications)
Computer
MARKETS
Medical
Defense/Aerospace
Based on 2006 Sales
Electronic Components - Sales

OCXO
 RF
Module
Filter
WiMAX
Optical Networking
Cellular
Repeaters
Wireless
Base Station
Satellite
 Communications
Infrastructure Sales
$ Millions
Electronic Components -
 Communications Infrastructure

i Target customers with complex needs.
i Offer full-service flexibility.
i Leverage geographic footprint.
– Global sourcing.
– Local NPI Ù global completion.
Strategy
Electronics Manufacturing Solutions

TIER 1
4 Large/Global > $2B
4 Optimized to Low Mix - High Volume
TIER 2
4 Medium/ Regional/Global
 $200 - $2B
4 Optimized to High Mix -
 Medium Volume
TIER 3/4
4 Small/Regional < $200M
4 Optimized to High Mix - Low Volume
g Large OEMs
g Low Mix; High Volume
g Very Price Sensitive
g Medium - Large OEMs
g High Mix; Medium Volume
g Special Needs
g Small - Medium OEMs
g Generally Local / Regional
g High Mix; Low - Medium Volume
CUSTOMER
Characteristics/Needs
EMS Companies
EMS Industry

Communications
Industrial
Medical
Computer
 First Half 2007
Aerospace/
Defense
Added 20 new
customers in
 2006
Improved Customer/Market Mix
EMS Business

Financial Summary
Definitions and reconciliation of non-GAAP financial terms are included in the Appendix of this presentation and on CTS’ Web site at www.ctscorp.com

New Products/Acquisition Driving Sales Growth
$ in Millions
First Half
Sales

Earnings Growing Faster Than Revenues
$0.71
$0.75
GAAP*
* Includes $0.05 for one-time investigation costs / professional fees.
EPS

Expense Leverage Contributing to Earnings Growth
12.5%
13.0%
S,G&A and R&D Expenses
(Percent of Sales)

Capital Expenditures
Normal Level
3%
Controllable Working Capital*
Target
13%
* Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.
Efficient Utilization of Capital
4%
Balance Sheet Management

Strong Free Cash Flow Indicates Quality of Earnings
$ in Millions
Net Earnings and Free Cash Flow

Strong Balance Sheet
Supports Growth and Shareholder Value Initiatives
Current
Capital Structure
Total Debt to Capitalization
195
Total Debt
Cash
Debt to Capitalization
66
Equity
Capital Structure

Growth Strategies are Working
Expect EPS Growth > Sales Growth
Value Proposition
• Positioned in high-growth markets.
• Positive cash flow to fund growth.
• Leverageable capacity and operating structure.
• Strong balance sheet and conservative capital structure.

APPENDIX

®
®
Automotive
EC
EMS
Customers

Position Sensors:
 Air Intake
 Exhaust Gas Re-circulating
Accelerator
Pedal Modules:
Pedal Position Sensors
Fuel Level
Sensing
Seat Belt Tension
 Sensors
Electronic
Throttle
Sensors
Electric Actuators:
   Active Manifolds
    Turbochargers
    Diesel Systems
Automotive Product Applications

Medical Devices
& Equipment
Defense &
Aerospace
Storage
Infrastructure
Communications
Infrastructure
Industrial
Applications
Pain Management
Glucose Monitoring
CO2 Cabinets
Blood Analysis
Ophthalmology
Heart Defibrillator
Thermal Weapons
Secure Phone System
Radar Systems
Defense Comms
RAID Card
GSM BTS
Network Routers
3G Apps
IP Infrastructure
CDMA BTS
Wireless LAN Arrays
Airport Explosives Detection
Enterprise Virtual Array
RAID Controller Cards
10 Bay RAID Enclosure
12 Bay RAID Chassis
RAID Card
CNC Lathes
Process Controls
Test & Measurement
Security
Ultra High-End Workstation
EMS Product Applications

       Resistor &
 Frequency Products
    Frequency Filters
 and RF Modules for
 Infrastructure
   Variable Resistors,
 Encoders & Switches
Router
Storage
Test System
Game Controller
Server
Instrument
Piezoelectric
Medical Ultrasound
   Wide Format
Inkjet Printer Head
Undersea Energy
Exploration
WiMAX
Wireless
Base Station
Telematics
Washing Machine
Garage Door
Opener
Home Repeater
Electronic Components Product
 Applications

Electronic Components
Major CTS Competitors
PRODUCTS
Automotive Products
     Frequency Products - Infrastructure
     Ceramic Filters
     Resistor Networks
Electronics Manufacturing Services
COMPETITION
AB Electronics, Alps, Bosch, Delphi, Denso,
Hella, Mikuni, SiemensVDO
C-MAC, M/A Com, Mtron, Raltron, Pericom,
Sirenza, Vectron, Z-Comm
Murata, TDK, UBE
BI Tech, Bourns, KOA, Vishay
Axiom, Celestica, Flextronics, Jabil, LaBarge,
Note, Pemstar, Plexus, Sanmina-SCI, Simclar,
Solectron, Sypris Electronics

Awarded 8 Engine Platforms
▪ Initial growth with torque motor
 technology on active manifolds
▪ Brushless DC motor technology extends
 application and torque range to multiple
 powertrain applications
- Integrated drive and sensor electronics
- Brushless reliability
Total
Available
Market
$ in Millions
Integration of CTS sensor and actuator
 technologies create exceptional customer value
Electric Actuators

Sales
$ in Millions
Medical Ultrasound
   Wide Format
Inkjet Printer Head
Undersea Energy
Exploration
Technology:
- Superior piezo ceramic material
-  Photolithographic capabilities
-  Ultra-Thin
- High dielectric
Electronic Components -
 Piezo Electronic Elements

Target Adjusted Return on Invested
  OPERATING
MARGIN
AFTER-TAX
(NOPAT
Margin)
    INVESTED CAPITAL TURNOVER
Overall ROIC Improvement on Track
2003
2004
2005
4%
2%
6%
8%
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0%
6.3%
7.5%
ROIC
10%
12%
4.0
EMS
Components
  & Sensors
7.9%
2006
Capital (ROIC)

Note:  Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustment and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.
Financial Summary

Note:  Data shown excludes restructuring costs, income tax adjustments related to repatriation and material asset gains.
Other Financial Data - Income Statement

Other Financial Data -
 Balance Sheet Metrics

CTS Corporation
Appendix 1

CTS Corporation
Reconciliation of Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share

	2006			2005		Full Year
	Q3	Q2	Q1	Q4	Q2	2005	2004	2003	2002

Earnings per share	$0.16	$0.14	$0.13	$0.19	$0.10	$0.53	$0.53	$0.36	$(0.54)

Tax affected charges (credits) to reported earnings per share:
Restructuring, restructuring-related, and asset impairment charges	0.02	0.03	0.04					0.10	0.45
Customer reimbursement									(0.07)
Gain on sale of excess equipment less LTCC severance				(0.02)		(0.02)
Gain on sale of excess Canadian land							(0.05)
Total tax affected adjustments to reported earnings per share	0.02	0.03	0.04	(0.02)	-	(0.02)	(0.05)	0.10	0.38

Tax impact of cash repatriation				0.03	0.11	0.14
Impact of reversal of tax reserves					(0.04)	(0.04)		(0.22)

Adjusted earnings per share	$0.18	$0.17	$0.17	$0.20	$0.17	$0.61	$0.48	$0.24	$(0.16)

CTS Corporation
Free Cash Flow
($ in millions)

	2007 YTD	2007		2006				2005				Full Year
	Q2	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2006	2005	2004	2003	2002

Cash flows provided from (used by) operations	$15.5	$11.4	$4.1	$18.7	$11.1	$14.8	$2.6	$14.8	$5.1	$13.7	$10.9	$47.2	$44.5	$14.0	$25.7	$24.1
Capital expenditures	(6.3)	(3.6)	(2.7)	(4.7)	(5.2)	(3.4)	(2.5)	$(2.5)	(6.6)	(2.9)	(3.0)	(15.8)	(15.0)	(12.7)	(9.0)	(12.8)

Free cash flow	$9.2	$7.8	$1.4	$14.0	$5.9	$11.4	$0.1	$12.3	$(1.5)	$10.8	$7.9	$31.4	$29.5	$1.3	$16.7	$11.3

CTS Corporation
Definition of Financial Term-"Controllable Working Capital as % of Annualized Sales"
($ in millions)

	December 31,	December 31,
	2006	1999

Net Accounts Receivables	$106.0	$124.7
Net Inventory	60.5	78.9
Accounts Payables	(78.2)	(68.3)

Controllable Working Capital	88.3	135.3

Controllable Working Capital %	12.7%	20.0%

CTS Corporation
Definition of Financial Term-"Total Debt to Capitalization"
($ in millions)

	2007		2006				2005				2004	2003	2002	2000
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4	Q4	Q4

Notes payable	$1.5	$3.5	$5.4	$9.5	$12.1	$14.1	$13.3	$3.0	$3.0	$3.5	$3.3	$-	$-	$7.4
Current portion of long-term debt	-	-	0.2	0.2	0.2	0.2	0.2	0.2	0.3	0.5	-		28.4	10.0
Long-term debt	60.0	60.0	60.6	60.6	64.3	68.2	68.3	94.7	85.6	133.9	94.2	75.9	67.0	178.0

Total debt	61.5	63.5	66.2	70.3	76.6	82.5	81.8	97.9	88.9	137.9	97.5	75.9	95.4	195.4
Total shareholders' equity	325.5	323.6	319.0	346.5	339.5	333.6	328.1	323.8	322.7	324.3	310.7	294.2	265.0	246.4

Total capitalization	$387.0	$387.1	$385.2	$416.8	$416.1	$416.1	$409.9	$421.7	$411.6	$462.2	$408.2	$370.1	$360.4	$441.8

Total debt to capitalization	15.9%	16.4%	17.2%	16.9%	18.4%	19.8%	20.0%	23.2%	21.6%	29.8%	23.9%	20.5%	26.5%	44.2%

CTS Corporation
Reconciliation of Operating Earnings to Adjusted Operating Earnings
($ in millions)

	2006	2006	2006	2005	Full Year
	Q3	Q2	Q1	Q4	2006	2005	2004	2003	2002

Operating earnings (loss)	$8.5	$7.6	$7.6	$13.5	$32.8	$37.9	$31.1	$13.8	$(14.8)

Charges (credits) to reported operating earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	0.8	1.4	2.1		4.3			4.6	19.6
Customer reimbursement									(3.1)
Gain on sale of excess equipment less LTCC severance				(1.2)		(1.2)
Gain on sale of excess Canadian land							(2.7)

Total adjustments to reported operating earnings (loss)	0.8	1.4	2.1	(1.2)	4.3	(1.2)	(2.7)	4.6	16.5

Adjusted operating earnings, excluding the above referenced items	$9.3	$9.0	$9.7	$12.3	$37.1	$36.7	$28.4	$18.4	$1.7

Adjusted operating earnings, excluding the above reference items,
as a percentage of total sales	5.6%	5.4%	6.5%	7.9%	5.7%	5.9%	5.3%	4.0%	0.4%

CTS Corporation
Reconciliation of Net Earnings to Adjusted Net Earnings
($ in millions)

	2006			2005		Full Year
	Q3	Q2	Q1	Q4	Q2	2006	2005	2004	2003	2002

Net earnings (loss)	$6.2	$5.3	$5.0	$7.5	$3.9	$24.2	$20.8	$19.9	$12.6	$(17.9)

Charges (credits) to reported net earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	0.8	1.4	2.1			4.3			4.6	19.6
Customer reimbursement										(3.1)
Gain on sale of excess equipment less LTCC severance				(1.2)			(1.2)
Gain on sale of excess Canadian land								(2.7)
Total adjustments to reported net earnings (loss)	0.8	1.4	2.1	(1.2)	-	4.3	(1.2)	(2.7)	4.6	16.5
Total adjustments, tax affected	0.6	1.1	1.6	(0.9)	-	3.4	(0.9)	(2.1)	3.4	12.4

Tax impact of cash repatriation, net of tax benefit relating to reversal
of income tax reserves in certain foreign jurisdictions				1.5	4.5		6.0
Impact of reversal of tax reserves					(1.7)		(1.7)		(7.9)

Adjusted net earnings (loss)	$6.8	$6.4	$6.6	$8.1	$6.7	$27.6	$24.2	$17.8	$8.1	$(5.5)

Adjusted net earnings (loss) as a percentage of total sales	4.1%	3.9%	4.4%	5.2%	4.3%	4.2%	3.9%	3.3%	1.7%	-1.2%

CTS Corporation
Reconciliation of Gross Margin to Adjusted Gross Margin
($ in millions)

	Q2	Q1
	2006	2006

Gross Margin	$31.8	$30.0

Charges (credits) to reported gross margin:
Restructuring-related costs included in cost of goods sold	0.5	0.2

Total adjustments to reported gross margin	0.5	0.2

Adjusted gross margin	$32.3	30.2

Adjusted gross margin as a percentage of total sales	19.5%	20.1%

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	2007 YTD	2007		2006				2005				Full Year
	Q2	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2006	2005	2004	2003	2002
Net earnings (loss)	$9.9	$5.9	$4.0	$7.7	$6.2	$5.3	$5.0	$7.6	$5.9	$3.9	$3.4	$24.2	$20.8	$19.9	$12.6	$(17.9)

Depreciation and amortization expense	11.6	5.8	5.8	5.9	5.8	6.5	6.7	7.2	6.2	6.8	6.9	24.9	27.1	26.1	33.6	43.4
Interest expense	1.4	0.7	0.7	0.8	0.8	1.0	1.1	1.3	1.3	1.6	1.7	3.7	5.9	5.5	7.6	10.2
Tax expense (benefit)	2.7	1.6	1.1	1.5	1.9	1.5	1.6	4.8	1.6	4.9	1.0	6.5	12.3	6.1	(6.3)	(5.9)

EBITDA	$25.6	$14.0	$11.6	$15.9	$14.7	$14.3	$14.4	$20.9	$15.0	$17.2	$13.0	$59.3	$66.1	$57.6	$47.5	$29.8

Charges (credits) to EBITDA:
Restructuring, restructuring-related, and asset impairment charges					0.8	1.4	2.1					4.3			4.6	19.6
Customer reimbursement																(3.1)
Gain on sale of excess equipment less LTCC severance								(1.2)					(1.2)
Gain on sale of excess Canadian Land														(2.7)

Total adjustments to reported EBITDA	-	-	-	-	0.8	1.4	2.1	(1.2)	-	-	-	4.3	(1.2)	(2.7)	4.6	16.5

Adjusted EBITDA	$25.6	$14.0	$11.6	$15.9	$15.5	$15.7	$16.5	$19.7	$15.0	$17.2	$13.0	$63.6	$64.9	$54.9	$52.1	$46.3

Adjusted EBITDA % of total sales	7.7%	8.3%	7.1%	9.2%	9.4%	9.5%	11.0%	12.7%	10.1%	10.9%	8.4%	9.7%	10.5%	10.3%	11.3%	10.1%

CTS Corporation
Definition of Financial Term -
Adjusted Return on Invested Capital

	Full Year
	2006	2005	2004	2003

Operating earnings	$32.8	$37.9	$31.1	$13.8

Charges (credits) to reported operating earnings:

Restructuring and asset impairment charges	4.3			4.6
Gain on sale of excess equipment less LTCC severance		(1.2)
Gain on sale of excess Canadian land			(2.7)

Total adjustments to reported operating earnings	4.3	(1.2)	(2.7)	4.6

Adjusted operating earnings	$37.1	$36.7	$28.4	$18.4

Tax rate	21%	24%	23%	25%

Tax effected adjusted operating earnings	$29.3	$27.9	$21.9	$13.8

Invested Capital:
Current Year:
Shareholders' equity	$319.0	$328.1	$310.7	$294.2
Long-term debt	60.6	68.3	94.2	75.9
Notes payable and current portion of LT debt	5.6	13.5	3.3	-
Less: Cash	(38.6)	(12.0)	(61.0)	(25.4)
Invested capital	$346.6	397.9	347.2	344.7

Prior Year:
Shareholders' equity	328.1	310.7	294.2	265.0
Long-term debt	68.3	94.2	75.9	67.0
Notes payable and current portion of LT debt	13.5	3.3	-	28.3
Less: Cash	(12.0)	(61.0)	(25.4)	(9.2)
Invested capital	397.9	347.2	344.7	351.1

Adjusted invested capital	$372.3	$372.6	$346.0	$347.9

Adjusted return on invested capital	7.9%	7.5%	6.3%	4.0%

Sales	$655.6	$617.5	$531.3	$463.0
Tax effected adjusted operating earnings	29.3	27.9	21.9	13.8
Tax effected adjusted operating margin as a
percentage of sales (a)	4.5%	4.5%	4.1%	3.0%

Sales	$655.6	$617.5	$531.3	$463.0
Adjusted invested capital	372.3	372.6	346.0	347.9
Invested capital turns (b)	1.76	1.66	1.54	1.33

Adjusted return on invested capital (a) x (b)	7.9%	7.5%	6.3%	4.0%